EXHIBIT 10.5

                                PLEDGE AGREEMENT


                  PLEDGE AGREEMENT dated as of October 24, 2002 among FIVE STAR QUALITY CARE TRUST and FIVE STAR QUALITY CARE HOLDINGS CO., INC. (each, together with its successors and assigns, a "Grantor" and, collectively, the "Grantors"), FSQC FUNDING CO., LLC, a Delaware limited liability company (together with its successors and assigns, the "Purchaser"), and HFG HEALTHCO-4 LLC, a Delaware limited liability company, as Collateral Agent for the benefit of the Lenders and as assignee of the Purchaser (together with its successors and assigns, the "Assignee") under a certain Assignment of Contracts, dated as of the date hereof.

                  PRELIMINARY STATEMENTS. The Purchaser has entered into that certain Receivables Purchase and Transfer Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "RPTA"; capitalized terms used herein and not defined herein shall have the meanings attributed thereto in the RPTA) with each of the entities parties thereto as providers (each, together with its successors and assigns, a "Provider" and, collectively, the "Providers") and Five Star Quality Care, Inc., as Primary Servicer.

                  The Purchaser, the Lenders, Dresdner Kleinwort Wasserstein LLC, as Co- Program Manager, Syndication Agent and Lead Arranger, Healthcare Finance Group, Inc., as Co- Program Manager, and the Assignee have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, restated, modified or supplemented from time to time, the "LSA").

                  In connection with the RPTA, the Grantors have made that certain Guaranty, dated as of the date hereof, in favor of the Purchaser (the "Parent Guaranty").

                  It is a condition precedent to the effectiveness of the RPTA and the LSA and the making of any financial accommodations thereunder that the Grantors execute and deliver a pledge agreement in the form hereof to secure the following (collectively, the "Obligations"): the full and prompt payment, at any time and from time to time as and when due, of all liabilities and obligations of the Grantors, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due under, arising out of or in connection with the Parent Guaranty or this Pledge Agreement, including, without limitation, any and all fees, costs and expenses, (including reasonable counsel fees and expenses) paid or incurred in enforcing any rights under the Parent Guaranty or this Pledge Agreement. Without limiting the generality of the foregoing, the Grantors' liability shall extend to all amounts that constitute part of the Obligations and would be owed by the Grantors under the Parent Guaranty or this Pledge Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any of the Grantors.

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                  NOW, THEREFORE,  the Grantors,  the Purchaser and the Assignee
hereby agree as follows:

                  1. Defined Terms. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below:

                  "Bankruptcy Code" shall mean 11 U.S.C. Sections 101 et seq., as amended from time to time, and any successor statute.

                  "Collateral"  shall  have the  meaning  given to such  term in
Section 2(a).

                  "Equity Interest" shall mean, collectively, all of the issued and outstanding shares, interests or other equivalents of capital stock of any corporation at any time now or hereafter owned by any Grantor in any Provider, whether voting or non-voting and whether common or preferred, all partnership, joint venture, limited liability company or other equity interests in any Provider not a corporation at any time now or hereafter owned by any Grantor, all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing, all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of Section 6(b)), including, without limitation, all rights of such Grantor to receive amounts due and to become due under or in respect of any Investment Agreement or upon the termination thereof, all rights of access to the books and records of any such Provider, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, such Grantor's right to vote and to manage and administer the business of any such Provider pursuant to any applicable Investment Agreement, together with all certificates, instruments and entries upon the books of securities intermediaries at any time evidencing any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising.

                  "Investment Agreement" shall mean any articles or certificate of incorporation, partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any Equity Interests and to which any Grantor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.

                  "Obligations" shall have the meaning given to such term in the Preliminary Statements.

                  "Partner Obligations" shall have the meaning given to such term in Section 15.

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                  "Pledged Securities" shall have the meaning given to such term in Section 2(a).

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of New York; provided that if, by reason of applicable law, the validity or perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, then as to the validity or perfection or the effect of perfection or non-perfection or the priority, as the case may be, of such security interest, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction.

                  2. Pledge. (a) As security for the payment and performance in full of the Obligations, each Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Assignee, and grants to the Assignee, for the benefit of the Lenders and the Purchaser, a Lien upon and a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising or in which such Grantor now has or at any time in the future may acquire any rights, title or interest (collectively, the "Collateral"):

                  (i) all Equity Interests; and

                  (ii) any and all proceeds, as such term is defined in the Uniform Commercial Code of or from any of the foregoing including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Equity Interests.

                  Each  Grantor   authorizes  the  Assignee  to  file  financing
statements under the Uniform Commercial Code describing the Collateral.

Upon delivery to the Assignee, any securities or other interests now or hereafter included in the Collateral including, without limitation, the Equity Interests (the "Pledged Securities") shall be accompanied (in the case of Pledged Securities evidenced by certificates), by undated stock powers, undated equity interest powers or undated beneficial interest powers, as applicable, duly executed in blank or other instruments of transfer satisfactory to the Assignee and by such other instruments and documents as the Assignee may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities or other interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

                  (b) If any Pledged Securities now or hereafter included in the Collateral, are "uncertificated securities" within the meaning of the Uniform Commercial Code or are otherwise

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not  evidenced by any  certificate  or  instrument,  the Grantors  will promptly notify the Assignee thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a person other than a subsidiary of a Grantor) use its commercially reasonable efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Assignee to acquire "control" (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) of such uncertificated securities and as may be otherwise necessary or deemed appropriate by the Assignee to perfect the security interest of the Assignee therein.

                  3. Delivery of Collateral. Each Grantor agrees to deliver promptly or cause to be delivered to the Assignee any and all Pledged Securities and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

                  4. Representations, Warranties. Each Grantor hereby represents and warrants to and with the Purchaser and the Assignee that:

                  (a) except for the security interest granted to the Purchaser and assigned to the Assignee, such Grantor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Equity Interests that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and the Equity Interests are subject to no options to purchase or any similar or other rights of any person, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Equity Interests with respect thereto, and (iv) subject to Section 6 below, will cause any and all Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Assignee and pledged or assigned hereunder;

                  (b) such Grantor (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, (ii) will not amend, modify or supplement any Pledged Security without the prior written consent of the Purchaser and the Assignee, nor forgive any indebtedness evidenced by any Pledged Security, and (iii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever;

                  (c) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

                  (d) by virtue of the execution and delivery by each Grantor of this Pledge Agreement, when the certificates, instruments or other documents representing or evidencing the

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Collateral  are  delivered  to the  Assignee  in  accordance  with  this  Pledge
Agreement, the Purchaser and the Assignee will obtain a valid and perfected first Lien upon and security interest in such Collateral as security for the repayment of the Obligations, prior to all other Liens and encumbrances thereon and security interests therein;

                  (e) the pledge effected hereby is effective to vest in the Purchaser and the Assignee the rights in the Collateral as set forth herein; and

                  (f) all of the Equity Interests have been duly authorized and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Equity Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer.

                  (g) as at the date hereof, the Pledged  Securities  constitute
(i) all of the issued and outstanding shares of capital stock, equity interests or beneficial interests of the issuers listed on Schedule I annexed hereto owned by the Grantor, (ii) the percentage of the outstanding shares of capital stock, equity interests or beneficial interests of each issuer set forth on Schedule I annexed hereto and (iii) all of the Equity Interests of the Providers owned by the Grantor.

All representations, warranties and covenants of the Grantors contained in this Pledge Agreement shall survive the execution, delivery and performance of this Pledge Agreement until the termi nation of this Pledge Agreement pursuant to
Section 17 hereof.

                  5. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Termination, the Purchaser and the Assignee shall have the right (in their sole and absolute discretion with subsequent notice to the Grantors) to transfer to or to register the Pledged Securities in their own name or the name of their nominee. In addition, the Purchaser and the Assignee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

                  6. Voting Rights; Dividends; etc. (a) Unless and until an Event of Termination under the RPTA shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement and the Parent Guaranty provided that such action would not adversely affect the rights inuring to the Purchaser and its successors, transferees and assigns, including, without limitation, the Assignee, under this Pledge Agreement or the Parent Guaranty or adversely affect the rights and remedies of the Purchaser or the Assignee under this Pledge Agreement or the Parent Guaranty or the ability of the Purchaser or the Assignee to exercise the same.

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                  (ii) The Purchaser and the Assignee  shall execute and deliver to the Grantors, or cause to be executed and delivered to the Grantors, all such proxies, powers of attorney, and other instruments as the Grantors may reasonably request for the purpose of enabling the Grantors to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

                  (iii) The Grantors shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the Parent Guaranty and applicable laws. Any and all

                    a. noncash dividends,

                    b. stock equity interests, beneficial interests or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and

                    c. instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 6(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, equity interest or beneficial interest of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Purchaser and the Assignee and shall be forthwith delivered to the Assignee in the same form as so received (with any necessary endorsement).

                  (a) Upon the occurrence and during the continuance of an Event of Termination, all rights of the Grantors to receive any dividends, stock, instruments, securities and other distributions which any Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 6 shall cease, and all such rights shall thereupon become vested in the Purchaser and the Assignee, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by any Grantor contrary to the provisions of this Section 6(b) shall be received in trust for the benefit of the Purchaser and the Assignee, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Assignee as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Assignee pursuant to the provisions of this Section 6(b) shall be retained by the Assignee in an account to be established


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by the  Assignee  upon  receipt  of such  money or other  property  and shall be applied in accordance with the provisions of Section 9 hereof.

                  (b) Upon the occurrence and during the continuance of an Event of Termination, all rights of each Grantor to exercise the voting and consensual rights and pursuant to the irrevocable proxy granted herein, powers which it is entitled to exercise pursuant to Section 6(a)(i) shall cease, and all such rights shall thereupon become vested in the Assignee, which, to the extent permitted by applicable law, shall have the sole and exclusive right and authority to exercise (i) all voting, consensual and other rights and powers pertaining to the Equity Interests (whether or not transferred into the name of the Assignee), at any meeting of shareholders, partners, members or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Equity Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Equity Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Grantor or the Assignee of any right, privilege or option pertaining to such Equity Interests), and in connection therewith, the right to deposit and deliver any and all of the Equity Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Assignee may determine, and give all consents, waivers and ratifications in respect of the Equity Interests, all without liability except to account for any property actually received by it, but the Assignee shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing

                  (c) In order to permit the Assignee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 6(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 6(a)(iii) or Section 6(b), each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Assignee all such proxies, dividend payment orders and other instruments as the Assignee may from time to time reasonably request.

                  Without limiting the effect of the foregoing, each Grantor does hereby constitute and appoint the Assignee as its proxy, and the Assignee shall have the right, upon the occurrence and during the continuance of an Event of Termination, to exercise all rights, benefits, privileges and powers accruing to such Grantor, as owner of the Pledged Securities including, without limitation, giving or withholding consent, calling and attending shareholders or members meetings to be held from time to time with full power to vote and act for and in the name, place, and stead of such Grantor and in the same manner, to the same extent, and with the same effect that such Grantor would if personally present at such meetings, giving to the Assignee full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Securities on the record books of

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the  issuer  thereof)  by any  person  (including  the  issuer  of  the  Pledged
Securities or any officer or agent thereof).

                            THIS PROXY IS IRREVOCABLE

                  Any proxy or proxies heretofore given by any Grantor to any person or persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Obligations are paid and satisfied in full in accordance with the terms of the Parent Guaranty.

                  7. Issuance of Additional Interests. Each Grantor agrees that it will cause each of its subsidiaries not to issue any stock or other securities or interests, whether in addition to, by dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise.

                  8. Ownership; After-Acquired Equity Interests.

                  (a) Each Grantor will cause the Equity Interests pledged by it hereunder to constitute at all times 100% of the capital stock or other Equity Interests in each issuer held by such Grantor thereof, such that the issuer thereof shall be a wholly owned subsidiary of such Grantor, and unless the Assignee shall have given its prior written consent, no Grantor will cause or permit any such issuer to issue or sell any new capital stock, any warrants, options or rights to acquire the same, or other Equity Interests of any nature to any person other than such Grantor, or cause, permit or consent to the admission of any other person as a stockholder, partner or member of any such issuer.

                  (b) If any  Grantor  shall,  at any time and from time to time after the date hereof, acquire any additional capital stock or other Equity Interests in any person of the types described in the definition of the term "Equity Interests," the same shall be automatically deemed to be Equity Interests, and to be pledged to the Assignee, for the benefit of the Lenders and the Purchaser pursuant to Section 2, and such Grantor will forthwith pledge and deposit the same with the Assignee and deliver to the Assignee any certificates or instruments therefor, together with the endorsement of such Grantor (in the case of any promissory notes or other instruments), undated stock powers (in the case of Equity Interests evidenced by certificates) or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance satisfactory to the Assignee, together with such other certificates and instruments as the Assignee may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Assignee a fully completed and duly executed amendment to this Agreement in the form of Exhibit A (each, a "Pledge Amendment") in respect thereof. Each Grantor hereby authorizes the Assignee to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Grantor to execute and deliver any Pledge Amendment with respect to any such additional Collateral as

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required hereinabove shall not impair the security interest of the Assignee, for the benefit of the Lender and the Purchaser, in such Collateral or otherwise adversely, affect the rights and remedies of the Assignee, the Lender or the Purchaser hereunder with respect thereto.

                  9. Remedies upon Event of Default. If an Event of Termination shall have occurred and be continuing, subject to strict compliance with all applicable federal and state securities laws, the Assignee may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Assignee shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Assignee shall give the Grantors 30 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Article 9 of the Uniform Commercial Code as in effect in New York) of the Assignee's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Assignee may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Assignee may (in its sole and absolute discretion) determine. The Assignee shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Assignee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Assignee until the sale price is paid by the purchaser or purchasers thereof, but the Assignee shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 9, the Assignee may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantors (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Assignee may make payment on account thereof by using any claim then due and payable to the Purchaser or the Assignee from the Grantors as a credit against the purchase price, and the Assignee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantors therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Purchaser and the Assignee shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Assignee shall have entered into such an agreement all defaults under the Parent Guaranty shall have been remedied and the Obligations paid in full. The Grantors shall remain, jointly and severally, liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Assignee may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  10. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Assignee promptly as follows:

                  FIRST, to the payment of all costs and expenses reasonably incurred by the Purchaser and the Assignee in connection with such sale or otherwise in connection with this Pledge Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of the Assignee and its legal counsel, the repayment of all advances made by the Purchaser and the Assignee on behalf of the Grantors and as specified to the Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  SECOND, pro rata to the payment in full of principal and interest in respect of any Revolving Loans outstanding (pro rata as among the Lenders in accordance with the amounts of the Revolving Loans made by them pursuant to the LSA);

                  THIRD, pro rata to the payment in full of all Obligations (other than those referred to above) owed to the Lenders (pro rata as among the Lenders in accordance with their respective Revolving Commitment); and

                  LAST, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

                  11. The Assignee Appointed Attorney-in-Fact. Each Grantor hereby appoints the Assignee its attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Assignee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing the Assignee shall have the right, upon the occurrence and during the continuance of an Event of Termination, with full power of substitution either in the Purchaser's name or in the name of any Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to any Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Assignee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Assignee, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Assignee or the Purchaser, or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Assignee in the absence of the gross negligence or wilful misconduct of the Assignee.

                  12. No Waiver. No failure on the part of the Purchaser or the Assignee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Purchaser or the Assignee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Purchaser and the Assignee shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

                  13. Registration, etc. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws as in effect from time to time, the Assignee may be compelled, with respect to any sale of all or any part of the Equity Interests conducted without registration or qualification under the Securities Act and such state securities laws, to limit purchasers to any one or more persons who will represent and agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be made in such manner and under such circumstances as the Assignee may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and agrees that the Assignee shall have no obligation to conduct any public sales and no obligation to delay the sale of any Equity Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Equity Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Grantor hereby waives any claims against the Assignee, the Lenders or the Purchaser arising by reason of the fact that the price at which any Equity Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Assignee accepts the first offer received and does not offer such Equity Interests to more than one offeree.

                  14. Security Interest Absolute. All rights of the Purchaser and the Assignee hereunder, the grant of a security interest in the Collateral and all obligations of the Grantors hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Parent Guaranty, the RPTA, the LSA, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Parent Guaranty, the RPTA, the LSA or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantors in respect of the Obligations or in respect of this Pledge Agreement.

                  15. The Grantors Remain Liable. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable under all Investment Agreements to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Assignee of any of its rights or remedies hereunder shall not release any Grantor from any of its obligations under any of such Investment Agreements, and
(iii) except as specifically provided for hereinbelow, none of the Assignee, the Lenders or the Purchaser shall have any obligation or liability by reason of this Agreement under any of such Investment Agreements, nor shall the Assignee or any Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. This Agreement shall not in any way be deemed to obligate the Assignee, any Lender, the Purchaser or any other purchaser at a foreclosure sale under this Agreement to assume any of a Grantor's obligations, duties or liabilities under any Investment Agreement, including, without limitation, any Grantor's obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company, limited liability partnership or other issuer (collectively, the "Partner Obligations"), unless the Assignee, any Lender, the Purchaser or any other purchaser otherwise agrees in writing to assume any or all of such Partner Obligations. In the event of foreclosure by the Assignee hereunder, then except as provided in the preceding sentence, each applicable Grantor shall remain bound and obligated to perform its Partner Obligations and none of the Assignee, any Lender or the Purchaser shall be deemed to have assumed any Partner Obligations. In the event the Assignee, any Lender, the Purchaser or any other purchaser at a foreclosure sale elects to become a substitute partner or member in place of a Grantor, the party making such election shall adopt in writing such Investment Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, each Pledgor hereby irrevocably consents in advance to the admission of the Assignee, any Lender, the Purchaser or such other purchaser as a substitute partner or member to the extent of the Equity Interests acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be necessary or as may be reasonably requested in connection therewith. The powers, rights and remedies conferred on the Assignee hereunder are solely to protect its interest and privilege in such Investment Agreements, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

                  16. Purchaser's and Assignee's Fees and Expenses. Each Grantor, jointly and severally, shall be obligated to, upon demand, pay to the Purchaser and the Assignee the amount of any and all reasonable expenses, including the reasonable fees and expenses of their respective counsel and of any experts or agents which the Purchaser or the Assignee may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Purchaser or the Assignee hereunder or (iv) the failure by a Grantor to perform or observe any of the provisions hereof. In addition, each Grantor, jointly and severally, indemnifies and holds the Purchaser and the Assignee harmless from and against any and all liability incurred by the Purchaser or the Assignee hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Purchaser or the Assignee, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby.

                  17.  Termination.  This Pledge  Agreement shall terminate when
(a) all of the Obligations have been fully paid in cash and (b) the Lenders have no further commitment to make any advances under the LSA, at which time the Purchaser and the Assignee shall reassign and deliver to each Grantor, or to such person or persons as the Grantors shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release, including delivery of Uniform Commercial Code termination statements and similar documents reasonably requested by the Grantors; provided, however, that all indemnities of the Grantors contained in this Pledge Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Pledge Agreement. Any such reassignment shall be without recourse to or warranty by the Purchaser and the Assignee and at the expense of the Grantors.

                  18. Notices. All communications and notices hereunder shall be in writing and given as provided in the RPTA.

                  19. Further Assurances. Each Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Purchaser and the Assignee may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Purchaser and the Assignee their rights and remedies hereunder.

                  20. ASSIGNABILITY. SUBJECT TO SECTION 5.03(a) OF THE LSA, THIS PLEDGE AGREEMENT AND THE PURCHASER'S RIGHTS AND OBLIGATIONS HEREIN SHALL BE ASSIGNABLE BY THE PURCHASER AND ITS SUCCESSORS AND ASSIGNS. EACH GRANTOR HEREBY ACKNOWLEDGES AND CONFIRMS THAT, AS COLLATERAL SECURITY FOR ANY AND ALL OBLIGATIONS OF THE PURCHASER PURSUANT TO THE LSA, THE PURCHASER IS GRANTING TO THE ASSIGNEE, FOR THE BENEFIT OF THE

LENDERS, A SECURITY INTEREST IN, AND COLLATERAL ASSIGNMENT OF, THIS PLEDGE AGREEMENT AND ALL OF THE PURCHASER'S RIGHTS, TITLE AND INTERESTS HEREUNDER, INCLUDING, ALL MONIES DUE OR TO BECOME DUE TO THE PURCHASER, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT.

                  21. Binding Agreement; Assignments. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantors shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Assignee as Collateral under this Pledge Agreement.

                  22. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  23. Severability. In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

                  24. Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Pledge Agreement shall be effective when counterparts which bear the signature of each Grantor shall have been delivered to the Assignee.

                  25. Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Pledge Agreement.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

                                     FIVE STAR QUALITY CARE TRUST


                                     By  /s/ Bruce J. Mackey, Jr.
                                     Name:   Bruce J. Mackey, Jr.
                                     Title:  Chief Financial Officer, Treasurer
                                             and Assistant Secretary


                                     FIVE STAR QUALITY CARE HOLDING CO., INC.


                                     By  /s/ Bruce J. Mackey, Jr.
                                     Name:   Bruce J. Mackey, Jr.
                                     Title:  Chief Financial Officer, Treasurer
                                             and Assistant Secretary


                                     FSQC FUNDING CO., LLC


                                     By /s/ Bruce J. Mackey, Jr.
                                     Name:  Bruce J. Mackey, Jr.
                                     Title: Chief Financial Officer, Treasurer
                                            and Assistant Secretary


                                     HFG HEALTHCO-4, LLC, as Collateral Agent and as Assignee

                                     By:  HFG Healthco-4, Inc.


                                     By /s/ Orlando Figueroa
                                     Name:  Orlando Figueroa
                                     Title: Vice President


                                                    SCHEDULE I
                                                to Pledge Agreement


                                                                                                             Percentage
                                                                                            Number of           of
                   Name of           Type of           Certificate      Par Value, if     Shares/Units      Outstanding
  Grantor          Issuer           Interests             No(s).         applicable      if applicable       Interests
--------------------------------------------------------------------------------------------------------------------------
Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             AZ, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             CA, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             Colorado,
                  LLC
Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             CT, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             GA, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             IA, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             KS, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             MI, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             MO, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             NE, LLC

Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             WI, LLC



                                                                                                             Percentage
                                                                                            Number of           of
                   Name of           Type of           Certificate      Par Value, if     Shares/Units      Outstanding
  Grantor          Issuer           Interests             No(s).         applicable      if applicable       Interests
--------------------------------------------------------------------------------------------------------------------------
Five Star         Five Star         Company                 N/A               N/A              N/A               100%
Quality Care      Quality Care-     Interests
Trust             WY, LLC

Five Star         Five Star         Shares of                2                $0.01 per         1,000          100%
Quality Care      Quality Care-     Common                                    share
Holding Co.,      CA, Inc.          Stock
Inc.

Five Star         Five Star         Shares of                2                $0.01 per         1,000          100%
Quality Care      Quality Care-     Common                                    share
Holding Co.,      IA, Inc.          Stock
Inc.

Five Star         Five Star         Shares of                2                $0.01 per         1,000          100%
Quality Care      Quality Care-     Common                                    share
Holding Co.,      MI, Inc.          Stock
Inc.

Five Star         Five Star         Shares of                2                $0.01 per         1,000          100%
Quality Care      Quality Care-     Common                                    share
Holding Co.,      NE, Inc.          Stock
Inc.

                                    EXHIBIT A

                                PLEDGE AMENDMENT


                  THIS AMENDMENT, dated as of ____________, 200_, is delivered by [NAME OF PLEDGOR] (the "Pledgor") pursuant to Section 8 of the Pledge Agreement referred to hereinbelow. The Pledgor hereby agrees that this Amendment may be attached to the Pledge Agreement, dated as of October __, 2002, made by the Pledgor and certain other pledgors named therein in favor of HFG HEALTHCO-4 LLC, a Delaware limited liability company, as Collateral Agent for the benefit of the Lenders and as assignee of the Purchaser (together with its successors and assigns, the "Assignee") under a certain Assignment of Contracts, dated as of the date hereof. (as amended, modified or supplemented from time to time, the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Equity Interests listed on Annex A to this Amendment shall be deemed to be part of the Equity Interests within the meaning of the Pledge Agreement and shall become part of the Collateral and shall secure all of the Obligations as provided in the Pledge Agreement. This Amendment and its attachments are hereby incorporated into the Pledge Agreement and made a part thereof.

                                     [NAME OF PLEDGOR]


                                     By:______________________________

                                     Title:_____________________________

                                                                         Annex A
                                                to Amendment to Pledge Agreement



                                Equity Interests

                                                                                No. of                Percentage of
                                                   Certificate No.           Shares/Units              Outstanding
    Name of Issuer      Type of Interests          (if applicable)          (if applicable)        Interests in Issuer
    --------------      -----------------          ---------------          ---------------        -------------------

